                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
 14a-6(e)2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BARR ROSENBERG SERIES TRUST
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
                                 N/A
        ---------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:
                                 N/A
        ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                 N/A
        ---------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:
                                 N/A
        ---------------------------------------------------------------

        5)  Total fee paid:
                                 N/A
        ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        ---------------------------------------------------------------

        2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

        3)  Filing Party:

        ---------------------------------------------------------------

        4)  Date Filed:

        ---------------------------------------------------------------

PROXY STATEMENT

NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of each series of the Barr Rosenberg Series Trust will be held at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California on [January 28, 2004], at [INSERT TIME OF MEETING] for the following purposes:

1.   To elect Trustees for the Trust (ALL FUNDS).

2. To approve Charles Schwab Investment Management, Inc. ("CSIM") as investment adviser for each Fund by approving a new Management Agreement between CSIM and the Trust (ALL FUNDS EXCEPT THE AXA ROSENBERG ENHANCED 500
     FUND).

3. To approve AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as investment sub-adviser for each Fund by approving a Subadviser Agreement among the Trust, CSIM and AXA Rosenberg (ALL FUNDS EXCEPT THE AXA ROSENBERG ENHANCED 500 FUND)

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The close of business on [November 24, 2003] has been fixed as the record date for determining shareholders who are entitled to notice of and are entitled to vote at the meeting and any adjournments thereof (the "Record Date").

                                             By order of the Board of Trustees


                                             Sara Donaldson, Clerk
                                             Barr Rosenberg Series Trust
                                             [DATE]

Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219

          AXA ROSENBERG MUTUAL FUNDS
          AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
          AXA ROSENBERG U.S. DISCOVERY FUND
          AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
          AXA ROSENBERG ENHANCED 500 FUND
          AXA ROSENBERG INTERNATIONAL EQUITY FUND
          AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
          AXA ROSENBERG EUROPEAN FUND
          AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND
          AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION
              LONG/SHORT EQUITY FUND
          AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
          AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND


          EACH OF THE AXA ROSENBERG MUTUAL FUNDS IS A SERIES OF BARR ROSENBERG SERIES TRUST, WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY.

          SHAREHOLDER PROXY
          [DATE]



                                           Your vote is important!
                                           Please read and respond today.

AXA ROSENBERG MUTUAL FUNDS - BARR ROSENBERG SERIES TRUST (THE "TRUST") SHAREHOLDER PROXY

[DATE]                     TABLE OF CONTENTS

4    ABOUT THE PROPOSALS

     An overview of the three proposals that shareholders are voting on and how they would affect the series of the Trust (the "Funds").

     PROXY STATEMENT

     A more detailed discussion of all proposals and additional information.

     12   PROPOSAL 1

          To elect trustees for the Trust (each a "Trustee" and collectively, the "Trustees").

     16   PROPOSAL 2

          To approve a new Management Agreement between Charles Schwab Investment Management, Inc. ("CSIM") and the Trust on behalf of each Fund.

     23   PROPOSAL 3

          To approve a Subadviser Agreement among CSIM, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") and the Trust on behalf of each Fund.

     29   ADDITIONAL INFORMATION

          Information concerning independent public accountants and additional information about the Trust.

     33   EXHIBITS

          Proposed Management Agreement and Subadviser Agreement.

SHAREHOLDER REPORTS

On request, the Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder.
Shareholders may direct all written requests for such reports to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-8021, or you may call the Trust at 1-800-555-5737 (FOR INVESTMENT PROFESSIONALS) OR 1-800-447-3332 (FOR INDIVIDUAL INVESTORS).

ABOUT THE PROPOSALS

The purpose of this proxy is to seek shareholder approval of the following proposals:

- TO ELECT TRUSTEES - Shareholders of all the Funds are being asked to elect three new Trustees.

- TO CONSIDER CHANGES TO THE CURRENT ADVISORY ARRANGEMENTS FOR EACH FUND - Shareholders of each Fund other than the AXA Rosenberg Enhanced 500 Fund (the "AXA 500 Fund") are being asked to approve a Management Agreement with Charles Schwab Investment Management, Inc. ("CSIM"), pursuant to which CSIM would provide overall investment management for such Fund. Shareholders of each of those Funds are also being asked to approve a Subadviser Agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), which currently serves as investment adviser to each Fund. As subadviser, AXA Rosenberg would continue to provide day-to-day portfolio management services to the Funds. Shareholders of the AXA 500 Fund are [contemporaneously] receiving an Information Statement describing revisions to that Fund's objective, investment strategy and investment advisory arrangements generally. For the Funds being asked to vote on Proposals 2 and 3 (the "Voting Funds"), the amount that shareholders pay for investment advisory services will not increase, and may be reduced.

The Trustees believe that the proposals are in the best interests of shareholders, but shareholder approval is required to make them happen. This document tells you more about the proposals and explains the main reasons that the Trustees believe the proposals are in the best interests of shareholders.

Please take a moment to understand the proposed changes and vote your shares.

HOW TO VOTE YOUR SHARES

Voting your shares is easy and doesn't take long. Use any of the following options. For Internet and touch-tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

-    By Internet: go to "www.proxyvote.com" and follow the instructions

- By touch tone phone: call the toll-free number on your proxy card(s) and follow the recorded instructions

- By mail: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided

Remember: if you vote by internet or phone, do not mail your proxy card(s). Please make sure you vote all of the enclosed proxy cards. Questions on any part of this document?

Call our proxy solicitor, King Mutual Fund Services, at [INSERT SOLICITOR'S PHONE NUMBER].

INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust (the "Board of Trustees") for use at the Trust's Special Meeting of shareholders to be held at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California on [January 28, 2004], at [INSERT TIME OF MEETING], and at any adjournment thereof (the "Meeting"). This proxy statement is first being mailed to shareholders on or about [INSERT MAILING DATE].

WHO MAY VOTE

The Board of Trustees has fixed the Record Date as the close of business on [November 24, 2003]. Only holders of shares of the Funds at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. The chart on page 9 shows the number of issued and outstanding shares of each Fund entitled to vote.

The holder of each full share of a Fund outstanding as of the close of business on the Record Date is entitled to one vote upon each matter properly submitted to the Meeting that relates to that Fund, and a proportionate fractional vote for any fractional shares held.

HOW TO VOTE

Shareholders may vote by Internet, phone or by returning the enclosed proxy card. Depending on the number of Funds of which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy card(s) in the accompanying envelope. If you properly execute and return your proxy card(s) prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card(s). If no instructions are marked on the proxy card(s), then your shares will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the Meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on any proposal, a "quorum" of forty percent (40%) of shares entitled to vote on that proposal, must be present in person or by proxy.

To be elected as a Trustee, each individual nominated for election to the Board of Trustees (each a "Nominee") must receive the affirmative vote of the holders of a plurality of the outstanding shares of all of the Funds voting together as a single class. This means that the three Nominees for election receiving the highest number of affirmative votes cast at a meeting will be elected, as long as the votes FOR such Nominee exceed the votes AGAINST such Nominee. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of Proposals 2 and 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

OTHER VOTING-RELATED MATTERS

If a quorum is not present at the meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment(s) of the Meeting will require the affirmative vote of a majority of those shares of the relevant Funds present at the meeting in person or by proxy and entitled to vote on the proposal. If the Meeting is adjourned with respect to a proposal, any other proposal may still be acted on by shareholders so long as there is a quorum.

The Board of Trustees does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement. If any other matter should arise, however, the persons named in properly authorized proxies have discretionary authority to vote such proxies as they decide.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes FOR a proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 and 3.

SOLICITATION OF PROXIES

The Trust has retained King Mutual Fund Services, a proxy solicitation firm at an estimated cost of [$XXXX]. CSIM and AXA Rosenberg will bear the expenses incurred in connection with preparing this proxy statement, including certain legal costs. CSIM will bear the cost of retaining the proxy solicitation firm and all other costs associated with the solicitation of proxies, including the reimbursement of certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CSIM and AXA Rosenberg also may solicit proxies electronically, by telephone, fax, in person or by other means.

LIST OF PROPOSALS AND AFFECTED FUNDS

       PROPOSAL                                                       FUNDS
1      To elect three new Trustees for the Trust to hold office       All Funds, voting together
       until their successors are duly elected and qualified.

2      To approve CSIM as investment adviser for the Fund by          Each Voting Fund, voting
       approving a Management Agreement between CSIM and the Trust    separately
       on behalf of the Fund.

3      To approve AXA Rosenberg as investment sub-adviser for the     Each Voting Fund, voting
       Fund by approving a Subadviser Agreement among                 separately
       CSIM, AXA Rosenberg and the Trust on behalf of each Fund.

Proposals 2 and 3 are contingent on each other with respect to each Fund, so if shareholders of a Fund do not approve both proposals, the Board of Trustees of the Trust (the "Board or "Board of Trustees") does not intend to implement either proposal with respect to that Fund. Proposal 1 regarding the election of new Trustees will not be implemented unless Proposals 2 and 3 are approved and implemented by at least one of the Voting Funds. If shareholders approve Proposals 2 and 3 with respect to some, but not all, Voting Funds, the current Trustees may determine to maintain the STATUS QUO by not implementing any of the proposals with respect to any of the Funds.

NUMBER OF SHARES OUTSTANDING AND NET ASSETS AS OF THE RECORD DATE

FUND                                                       NET ASSETS                SHARES OUTSTANDING
AXA Rosenberg U.S. Small Capitalization Fund               $ XX                      XX

AXA Rosenberg U.S. Discovery Fund                          $ XX                      XX

AXA Rosenberg U.S. Large Capitalization Fund               $ XX                      XX

AXA Rosenberg Enhanced 500 Fund                            $ XX                      XX

AXA Rosenberg International Equity Fund                    $ XX                      XX

AXA Rosenberg International Small Capitalization Fund      $ XX                      XX

AXA Rosenberg European Fund                                $ XX                      XX

AXA Rosenberg U.S. Long/Short Equity Fund                  $ XX                      XX



AXA Rosenberg U.S. Large/Mid Capitalization Long/Short     $ XX                      XX
Equity Fund

AXA Rosenberg Value Long/Short Equity Fund                 $ XX                      XX

AXA Rosenberg Global Long/Short Equity Fund                $ XX                      XX


ABOUT THE PROPOSALS

The Board of Trustees has proposed changes to the management structure of the Voting Funds. These changes are intended to enhance the management and distribution services provided to these Funds.

ELECTION OF TRUSTEES - The Board of Trustees is responsible for overseeing the activities of the Funds and their service providers. Currently, the Board consists of four trustees, one of whom is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an "Interested Trustee") and three of whom are not interested persons of the Trust (each an "Independent Trustee"). It is proposed that shareholders elect three new trustees to the Board. Two of the Nominees would be Independent Trustees (even after implementation of the proposals) and the other is an officer of Charles Schwab & Co., Inc. ("Schwab"), an affiliate of CSIM. The new Nominees for Independent Trustee have had wide ranges of experience, including serving as trustees of other mutual funds advised by CSIM, and will apply this experience in overseeing the Funds. It is anticipated that if shareholders approve the proposed changes to the investment advisory arrangements for the Funds, the current Interested Trustee and two of the three current Independent Trustees will resign from the Board of Trustees, leaving the Board with three new Trustees, but maintaining the current composition of three Independent Trustees and one Interested Trustee.

APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISER AGREEMENT - AXA Rosenberg currently serves as investment adviser to each Fund. As investment adviser, AXA Rosenberg directs the investments of the Funds and is responsible for overseeing regulatory compliance, overseeing the Trust's other service providers and generally monitoring the affairs of and providing an investment program for the Funds, subject to the supervision of the Trustees. If shareholders of the Voting Funds approve the proposed changes to the advisory arrangements, AXA Rosenberg, subject to the supervision of CSIM, would continue to provide day-to-day portfolio management services to the Funds as investment sub-adviser. However, CSIM would be the investment adviser to the Funds. As investment adviser, CSIM would take over AXA Rosenberg's non-portfolio management related functions, such as monitoring Fund compliance and supervising services provided to the Funds and shareholders.
If CSIM is approved as investment adviser, it is anticipated that the Board may in the future appoint CSIM's affiliate, Charles Schwab & Co., Inc. ("Schwab"), as principal underwriter or distributor of the Funds. It is also expected that, upon approval of the new advisory arrangements described above, the business of the Funds would be conducted under the name "Laudus Rosenberg Funds."

The Trustees believe that engaging CSIM to serve as investment adviser and Schwab as distributor will allow AXA Rosenberg to focus exclusively on the area of its greatest expertise - making investment decisions for the Funds. It will also allow the Funds to benefit from CSIM's experience providing mutual fund management. CSIM currently oversees the investment programs for 49 mutual funds with more than $140.8 billion in assets. In managing these funds, CSIM has developed significant regulatory compliance resources and systems for providing services to fund shareholders. CSIM also manages other funds for which investment sub-advisers provide day-to-day portfolio management.

Moreover, it is expected that approving this proposal may result in operational efficiencies and a larger, long-term shareholder base. This may result in expenses being spread over a larger pool of assets and potentially lower operating expenses and/or transaction costs to the Funds (as a percentage of assets).

In connection with the proposals, AXA Rosenberg and CSIM have entered into an agreement regarding AXA Rosenberg's and CSIM's cooperation in realigning responsibilities for the Funds' assets. The Agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the proposed sub-advisory fees for AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment sub-adviser for a Fund. Consequently, CSIM will have a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's sub-advisory fee. The amount of compensation owed to AXA Rosenberg upon its termination, if any, is based on a formula that takes into account when AXA Rosenberg is terminated, the circumstances surrounding the termination, the performance of the Fund(s) at the time of termination, the assets under management at the time of termination and the amount of compensation under the Sub-Advisory Agreement that AXA Rosenberg received in the 12-month period prior to the termination. The agreement also contains a limited non-compete provision that provides that, for an eight year period (or a shorter period in certain events), AXA Rosenberg cannot advise other mutual funds, subject to certain exceptions, and that CSIM, subject to certain exceptions, cannot offer other "quantitatively managed" mutual funds except under its existing Schwab MarketMasters, Schwab and Excelsior brands. Consummation of the agreement is conditioned upon, among other things, approval of the proposals by shareholders of each Fund. Each of Dr. Kenneth Reid, a current trustee of the Trust, and Jeffrey Lyons, a Nominee, may be deemed to have a material interest in all of the Proposals because of the agreement described in this paragraph by virtue of his employment with and direct or indirect ownership interest in AXA Rosenberg and CSIM's corporate parent, respectively.

If the shareholders do not approve the proposals, the Trustees will consider other possible courses of action which may be in the best interest of shareholders.

PROPOSAL 1

TO ELECT TRUSTEES.

ELECTION OF TRUSTEES

It is proposed that shareholders of the Trust elect three Nominees to serve as Trustees, each to hold office until a successor is elected and qualified. The three Nominees (who have not previously served on the Board of Trustees) include two Independent Nominees and one officer of Schwab, all of whom serve on the boards of trustees of other mutual funds advised by CSIM.

The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for election to office.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected, provided that the other proposals are also approved and implemented (or the current Trustees proceed to effect the new advisory arrangement with respect to some but not all of the Funds). If the new Trustees are elected and the other proposals are implemented, it is anticipated that Dr. Reid, the current Interested Trustee, and two of the three current Independent Trustees (William F. Sharpe and Dwight M. Jaffee) will resign from the Board.

The two Nominees to serve as Independent Trustees have been nominated by Messrs. Sharpe and Jaffee and Nils H. Hakansson, the current Independent Trustees. Messrs. Sharpe, Jaffee and Hakansson are familiar with the background and relevant experience of those two Nominees and have met with them in person to discuss the nomination and their service as Independent Trustees.

The Board of Trustees does not know of any reason why any Nominee would be unable or unwilling to serve as a trustee, but if any Nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as Nominee or Nominees.

INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES

The table below provides basic information about each Nominee. The mailing address for each Nominee is 101 Montgomery Street, San Francisco, California 94104.


                             POSITION WITH THE                                                   NUMBER OF
                             FUNDS AND THE        BUSINESS EXPERIENCE AND OTHER                  FUNDS IN THE
                             LENGTH OF TIME       DIRECTORSHIPS HELD DURING THE PAST FIVE        FUND COMPLEX
NAME AND AGE                 SERVED               YEARS                                          TO BE OVERSEEN
NOMINEES FOR INDEPENDENT TRUSTEE

Mariann Byerwalter           Nominee              Chairman of JDN Corporate Advisory LLC.        60***
43                                                From 1996 to 2001, Ms. Byerwalter was the
                                                  Vice President for Business Affairs and
                                                  Chief Financial Officer of Stanford
                                                  University and, in 2001, Special Adviser
                                                  to the President of Stanford University.
                                                  Trustee of each portfolio of The Charles
                                                  Schwab Family of Funds, Schwab
                                                  Investments, Schwab Annuity Portfolios
                                                  and Schwab Capital Trust (consisting of
                                                  49 portfolios). Ms. Byerwalter also is on
                                                  the Board of Trustees of Stanford
                                                  University, America First Companies,
                                                  Omaha, NE (venture capital/fund
                                                  management), Redwood Trust, Inc.
                                                  (mortgage finance), Stanford Hospitals
                                                  and Clinics, SRI International
                                                  (research), PMI Group, Inc. (mortgage
                                                  insurance) and Lucile Packard Children's
                                                  Hospital; Director until 2002, LookSmart,
                                                  Ltd. (an Internet infrastructure
                                                  company).

William A. Hasler            Nominee              Co-Chief Executive Officer, Aphton             60***
62                                                Corporation (bio-pharmaceuticals).  Prior to
                                                  August 1998, Mr. Hasler was Dean of the Haas
                                                  School of Business at the University of
                                                  California, Berkeley (higher education).
                                                  Trustee of each portfolio of The Charles
                                                  Schwab Family of Funds, Schwab
                                                  Investments, Schwab Annuity Portfolios and
                                                  Schwab Capital Trust (consisting of 49
                                                  portfolios). Mr. Hasler also is on the Board
                                                  of Directors of Solectron Corporation
                                                  (manufacturing), Tenera, Inc. (services and
                                                  software), Airlease Ltd. (aircraft leasing),
                                                  Mission West Properties (commercial real
                                                  estate) and Digital Microwave Corporation (a
                                                  network equipment corporation).

NOMINEE FOR INTERESTED TRUSTEE

Jeffrey M. Lyons *           Nominee              Executive Vice President, Asset Management     60***
48                                                Products & Services since September 2001,
                                                  Charles Schwab & Co., Inc.  Prior to
                                                  September 2001, Mr. Lyons was Executive Vice
                                                  President, Mutual Funds, Charles

                                                  Schwab & Co., Inc. Trustee of each portfolio
                                                  of The Charles Schwab Family of Funds,
                                                  Schwab Investments, Schwab Annuity
                                                  Portfolios and Schwab Capital Trust
                                                  (consisting of 49 portfolios).

CURRENT TRUSTEES
William F. Sharpe            Trustee              STANCO 25 Professor of Finance Emeritus,       12+/-
68                           13 Years             Stanford University; STANCO 25 Professor of
                                                  Finance, Stanford University,
                                                  September 1995-September 1999;
                                                  Chairman, Financial Engines
                                                  Incorporated (online
                                                  investment advice) March
                                                  1995-2003.

Nils H. Hakansson            Trustee              Sylvan C. Coleman Professor of Finance and     12+/-
65                           12 Years             Accounting, Haas School of Business,
                                                  University of California, Berkeley, July
                                                  1969 to June 2003.
Dwight M. Jaffee             Trustee              Professor of Finance and Real Estate, Haas     12+/-
59                           4 Years              School of Business, University of
                                                  California, Berkeley, July 1991 to present.
Kenneth Reid**               Trustee              Global Chief Investment Officer, AXA           12+/-
52                           13 Years             Rosenberg Investment Management LLC, January
                                                  1999-present; General Partner and Director
                                                  of Research; Rosenberg Institutional Equity
                                                  Management, June 1986-December 1998.

* Mr. Lyons is a Nominee for Interested Trustee because he is an employee of Schwab.
** Mr. Reid is an Interested Trustee because he is an employee of, and holds an ownership interest in the parent company of, AXA Rosenberg.
***This includes 49 Schwab funds and the 11 series of the Barr Rosenberg Series Trust.
+/- This includes 11 series of the Barr Rosenberg Series Trust and one series of the Barr Rosenberg Variable Insurance Trust.

TRUSTEE ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES - During the Trust's most recent fiscal year, the Board of Trustees met four times. Each Trustee attended all of those meetings.

The Trust has a standing Audit Committee, which is composed of all of the current Independent Trustees. The Audit Committee assists the Trustees in their oversight of the Trust's financial reporting process and met once during the Trust's most recently completed fiscal year. Each member of the Audit Committee attended that meeting.

The Trust does not have a standing nominating committee or a standing compensation committee or any committee performing similar functions. Consistent with the requirements of certain other exemptive rules under the 1940 Act, the selection and nomination of Independent Trustees is committed to the other Independent Trustees.

COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS - Interested Trustees and officers of the Trust do not receive compensation from the Trust. Each Independent Trustee currently receives an annual fee of $45,540 plus an additional fee for each meeting attended. The total compensation accrued and payable to the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2003, is shown in the table below.

                                                   PENSION OR
                                                   RETIREMENT                                TOTAL
                               TOTAL               BENEFITS ACCRUED    ESTIMATED             COMPENSATION
NAME OF INDEPENDENT            COMPENSATION        AS PART OF FUND     ANNUAL BENEFITS       FROM THE FUND
TRUSTEE                        FROM TRUST**        EXPENSES            UPON RETIREMENT       COMPLEX*
-----------------------------------------------------------------------------------------------------------
Nils H. Hakansson              $ 85,965            N/A                 N/A                        $ 85,965

Dwight M. Jaffee               $ 85,965            N/A                 N/A                        $ 85,965

William F. Sharpe              $ 85,965            N/A                 N/A                        $ 85,965

* The fund complex includes the Funds as well as the AXA Rosenberg VIT Value Long/Short Equity Fund, the sole series of the Barr Rosenberg Variable Insurance Trust. The Barr Rosenberg Variable Insurance Trust was not operational in the fiscal year ended March 31, 2003.
** Reflects fees accrued for the fiscal year regardless of payment date.

If elected, Ms. Byerwalter and Mr. Hasler would receive compensation from the Trust for serving as Independent Trustees.

The Trust does not currently have a bonus, pension, profit sharing or retirement plan, but may adopt such a plan in the future.

OWNERSHIP OF FUND SECURITIES

The table below shows the dollar range of equity securities beneficially owned by each Trustee or Nominee as of [October 15, 2003]. [TO BE UPDATED]

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL FUNDS
                                                                          OVERSEEN OR TO BE OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES   TRUSTEE OR NOMINEE IN FUND
NAME OF TRUSTEE OR NOMINEE            IN THE FUND (NAME OF FUND)          COMPLEX+/-
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Nils H. Hakansson

Dwight M. Jaffee

William F. Sharpe

INTERESTED TRUSTEE

Kenneth Reid

NOMINEES FOR INDEPENDENT TRUSTEE

Mariann Byerwalter

William A. Hasler

NOMINEE FOR INTERESTED TRUSTEE

Jeffrey M. Lyons


+/- The Fund complex includes the Funds as well as the AXA Rosenberg VIT Value Long/Short Equity Fund, the sole series of Barr Rosenberg Variable Insurance Trust.

PROPOSAL 2

TO APPROVE CSIM AS INVESTMENT ADVISER FOR EACH VOTING FUND BY APPROVING A MANAGEMENT AGREEMENT BETWEEN CSIM AND THE TRUST ON BEHALF OF EACH VOTING FUND.

BACKGROUND

AXA Rosenberg currently serves as investment adviser to each Fund pursuant to a separate advisory agreement with the Trust on behalf of each Fund. At a meeting of the Board of Trustees held on November 3, 2003, the Board, and the Independent Trustees voting separately, unanimously approved the appointment of CSIM as investment adviser to each Fund and approved a Management Agreement (each a "Proposed Management Agreement") between the Trust, on behalf of each Fund, and CSIM. The Board also recommended that each Proposed Management Agreement be submitted to shareholders of each respective Fund for approval.

There is no intention to change the investment mandate of any of the Voting Funds upon approval of CSIM as investment manager.

As described more fully under "Proposal 3," below, the Board is also proposing that AXA Rosenberg, subject to CSIM's supervision, continue to provide day-to-day portfolio management of each Fund.

SUMMARY OF THE PROPOSED ADVISORY AGREEMENT

A summary of the Proposed Management Agreements and information about CSIM are provided below. A form of the Proposed Management Agreement is attached as Exhibit A to this proxy statement, and the following description of the Proposed Management Agreement is qualified in its entirety by reference to such Exhibit.

The Proposed Management Agreements contain certain provisions that are different from the provisions of the current advisory agreements with AXA Rosenberg. A number of the provisions, however, including provisions relating to the standards of care and limitation of liability, the selection of portfolio securities and duration and termination, will not be materially different under the Proposed Management Agreement.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENT - Under each Proposed Management Agreement, CSIM will, subject to the direction and control of the Board of Trustees and at its expense, have responsibility (either directly or in a supervisory capacity) for (i) furnishing continuously an investment program for the particular Fund, making investment decisions on behalf of such Fund and placing all orders for the purchase and sale of its portfolio securities, and (ii) furnishing all necessary office space and equipment, providing bookkeeping and clerical services required to perform its duties thereunder and paying all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of CSIM. The Agreement also provides that CSIM may, subject to the provisions of the Trust's Second

Amended and Restated Agreement and Declaration of Trust, as amended, and the 1940 Act, delegate its responsibility for day-to-day portfolio management and trade execution to an investment sub-adviser. Each Proposed Management Agreement provides that CSIM is responsible for payment of all compensation to any such investment sub-adviser. The provisions regarding duties of the adviser under the Proposed Management Agreement are similar to those of the the current investment advisory agreements except that the current investment advisory agreements do not provide for the delegation of responsibilities to an investment sub-adviser.

STANDARD OF CARE - Each Proposed Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence on the part of CSIM, or reckless disregard of its obligations and duties thereunder, CSIM shall not be subject to any liability to the Trust, to any Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under each Proposed Management Agreement. The limitation of liability provisions of each Proposed Management Agreement are substantially similar to those of the current investment advisory agreements.

     PORTFOLIO TRANSACTIONS - For so long as it is sub-adviser, AXA Rosenberg will have exclusive responsibility for effecting portfolio transactions, including the selection of brokers in connection therewith, subject only to general oversight by CSIM. However, the provisions relating to execution of portfolio transactions in each Proposed Management Agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek the most favorable price and execution available for the Funds. In selecting a broker or dealer, CSIM shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, CSIM shall not be deemed to have acted unlawfully or to have breached any duty created by each Proposed Management Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of a particular Fund, a broker that provides brokerage and research services to CSIM or any affiliated person of CSIM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if CSIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or CSIM's overall responsibilities with respect to such Fund and to other clients of CSIM and any affiliated person of CSIM as to which CSIM or any affiliated person of CSIM exercises investment discretion. The portfolio transactions provisions of each Proposed Management Agreement are substantially similar to those of the current investment advisory agreements. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Sub-Adviser Agreements.

     DURATION AND TERMINATION - Each Proposed Management Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of a particular Fund or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to such Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of a Proposed Management Agreement is submitted to the shareholders of a particular Fund for their approval and such shareholders fail to approve such continuance of such Proposed Management Agreement as provided therein, CSIM may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. Each Proposed Management Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on sixty days' written notice to CSIM or by CSIM on sixty days' written notice to the Trust. Each Proposed Management Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Each Proposed Management Agreement may not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the particular Fund, and by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of CSIM, cast in person at a meeting called for the purpose of voting on such amendment. The duration and termination provisions of each Proposed Management Agreement are substantially similar to those of the current investment advisory agreements.

COMPENSATION - Each Voting Fund's advisory fee under its Proposed Management Agreement will be the same or lower than the advisory fees paid by such Fund under its current advisory agreement.

The following table compares the fees payable to AXA Rosenberg under the current advisory agreements with the fees payable to CSIM under the Proposed Management Agreements. It also shows how much was AXA Rosenberg earned under each advisory agreement, and how much would have been payable to CSIM under the corresponding Proposed Management Agreement if it had been in effect, for the fiscal year ended March 31, 2003.

                              CURRENT AGREEMENT
                              RATE       AGGREGATE      PROPOSED AGREEMENT            AGGREGATE     DIFFERENCE
FUND                          (%)        AMOUNT($)+/-   RATE (%)                      AMOUNT($)     (% HIGHER/LOWER)
AXA Rosenberg U.S. Small      0.90%      $ 5,509,497    0.90%                         $ XX          XX%
Capitalization Fund

AXA Rosenberg U.S.            0.90%      $    87,552    1st $500 million - 0.90%      $ XX          XX%
Discovery Fund                                          Over $1 billion - 0.85%
                                                        Over $2 billion - 0.825%

AXA Rosenberg U.S. Large      0.75%      $    67,141*   1st $500 million - 0.75%      $ XX*         XX%
Capitalization Fund                                     Over $1 billion - 0.70%
                                                        Over $2 billion - 0.675%

AXA Rosenberg International   0.85%      $    61,051    1st $500 million - 0.85%      $ XX          XX%
Equity Fund                                             Over $1 billion - 0.80%
                                                        Over $2 billion - 0.775%

AXA Rosenberg International   1.00%      $   338,099    1st $500 million - 1.00%      $ XX          XX%
Small Capitalization Fund                               Over $500 million - 0.95%

AXA Rosenberg European Fund   0.75%      $    47,644    1st $500 million - 0.75%      $ XX          XX%
                                                        Over $1 billion - 0.70%
                                                        Over $2 billion - 0.675%

AXA Rosenberg U..S.           1.25%      $        XX**  1st $500 million - 1.25%      $ XX          XX%
Long/Short Equity Fund                                  Over $500 million - 1.20%

AXA Rosenberg U.S.            1.00%      $   195,277    1st $500 million - 1.00%      $ XX          XX%
Large/Mid Capitalization                                Over $500 million - 0.95%
Long/Short Equity Fund

AXA Rosenberg Value           1.50%      $ 2,016,922    1st $500 million - 1.50%      $ XX          XX%
Long/Short Equity Fund                                  Over $500 million - 1.45%

AXA Rosenberg Global          1.50%      $   250,834    1st $500 million - 1.50%      $ XX          XX%
Long/Short Equity Fund                                  Over $500 million - 1.45%


+/- Before waivers.
* This fee is for the period June 20, 2002 to March 31, 2003.
** The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of March 31, 2003.

EXPENSE LIMITATIONS

The fees in the table above reflect the fees payable by each Fund to AXA Rosenberg and CSIM under the current advisory agreement and the Proposed Management Agreement, respectively. Currently, AXA Rosenberg waives fees and/or reimburses the Funds as necessary to keep ordinary operating expenses incurred by a Fund in any fiscal year, including but not limited to investment advisory fees (but subject to certain exclusions as described below), from exceeding the limits set forth in the table below through March 31, 2004. CSIM has agreed to extend the limitations through March 31, 2007. Both the current and proposed expense limitation agreements exclude non-recurring account fees, extraordinary expenses, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees, so total Fund operating expenses will be higher than the amounts shown below. The table below also reflects the total annual operating expenses of each Fund net of expense limitations under the current AXA Rosenberg expense limit and the proposed CSIM expense limit, based on asset levels and other expenses for the Funds' last fiscal year.

                                                                                TOTAL EXPENSES     TOTAL EXPENSES
                                      CURRENT AXA                               UNDER CURRENT      UNDER PROPOSED
                                      ROSENBERG            PROPOSED CSIM        AXA EXPENSE        CSIM EXPENSE
FUND                                  EXPENSE LIMIT        EXPENSE LIMIT        LIMIT              LIMIT
AXA Rosenberg U.S. Small                   1.15%                1.14%           1.15%                1.14%
Capitalization Fund

AXA Rosenberg U.S. Discovery Fund          1.15%                1.14%           1.15%                1.14%

AXA Rosenberg U.S. Large                   1.00%                0.99%           1.00%                0.99%
Capitalization Fund

AXA Rosenberg International Equity         1.35%                1.34%           1.35%                1.34%
Fund

AXA Rosenberg International Small          1.50%                1.49%           1.50%                1.49%
Capitalization Fund

AXA Rosenberg European Fund                1.25%                1.24%           1.25%                1.24%

AXA Rosenberg U.S. Long/Short              1.25%                1.24%           1.50%*               1.49%
Equity Fund

AXA Rosenberg U.S. Large/Mid               1.25%                1.24%           2.67%                2.66%
Capitalization Long/Short Equity
Fund

AXA Rosenberg Value Long/Short             1.75%                1.74%           2.42%                2.41%
Equity Fund

AXA Rosenberg Global Long/Short            2.00%                1.99%           3.00%                2.99%
Equity Fund


* Because the AXA Rosenberg U.S. Long/Short Equity is a new fund (as defined under Form N-1A of the 1940 Act), total expenses are based on estimated amounts.

A note on redemption fees: In addition to on-going operating expenses as set forth above, the Trust expects to continue its policy of imposing redemption fees on share exchanges or redemptions that occur within one month of purchase. The Trustees believe that redemption fees have the equitable result of requiring redeeming shareholders to bear brokerage and other transaction costs associated with their redemptions, rather than having those costs borne by non-redeeming shareholders. In particular, this policy has the beneficial effect of discouraging market timers and other short-term investors whose activities might otherwise adversely affect the Funds and their other shareholders.

DATES OF APPROVAL OF CURRENT INVESTMENT ADVISORY CONTRACTS

The following table shows the date that the current investment advisory contract between each Fund and AXA Rosenberg was executed and was last submitted to shareholders for approval.

FUND                                              DATE OF EXECUTION           DATE SUBMITTED TO SHAREHOLDERS
--------------------------------------------      -----------------           ------------------------------
AXA Rosenberg U.S. Small Capitalization Fund      12/30/98                    12/28/98
AXA Rosenberg U.S. Discovery Fund                 12/1/00                     12/4/00
AXA Rosenberg U.S. Large Capitalization Fund      3/27/02                     3/26/02
AXA Rosenberg International Equity Fund           2/28/00                     5/31/00
AXA Rosenberg International Small                 12/30/98                    12/28/98
Capitalization Fund
AXA Rosenberg European Fund                       7/9/01                      7/6/01
AXA Rosenberg U.S. Long/Short Equity Fund         3/27/02                     3/26/02
AXA Rosenberg U.S. Large/Mid Capitalization       12/30/98                    12/20/98
Long/Short Equity Fund
AXA Rosenberg Value Long/Short Equity Fund        2/28/00                     12/28/98
AXA Rosenberg Global Long/Short Equity Fund       6/1/00                      5/31/00

TRUSTEES' CONSIDERATIONS

The Trustees, including the Independent Trustees, approved each Proposed Management Agreement at a meeting held on November 3, 2003. The Trustees also held meetings on September 10 and October 15, 2003, to consider each Proposed Management Agreement and ask questions of representatives of CSIM. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss each Proposed Management Agreement and other information provided by AXA Rosenberg or CSIM pursuant to their requests. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Funds. In recommending that shareholders approve each Proposed Management Agreement, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to each Fund by CSIM; (3) the benefits that might accrue to the Funds, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objectives and policies of each Fund; (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record;

(7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and it's affiliates' ability to support the growth of assets invested in the Funds;
(9) CSIM's experience overseeing, monitoring and supervising the services of sub-advisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by each Fund under each Proposed Management Agreement in comparison to those being charged in the relevant segment of the mutual fund business.

Based on this evaluation, the Trustees considered whether each Proposed Management Agreement was in the best interests of each Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was the fact that despite the change in investment advisor, the investment objective of each Voting Fund will remain the same, and the investment strategies, policies, restrictions, and current policy with respect to redemption fees of each Voting Fund will remain substantially the same. The Trustees considered that it is expected that the Voting Funds' shares will be subject to the same or a lower operating expense ratio as a result of the change in advisory arrangements. They also considered the potential for a larger long-term shareholder base as a result of CSIM's involvement, which would result in certain expenses being spread over a larger pool of assets and potentially lower transaction costs to the Funds. They discussed the various challenges to the Funds' maintaining or increasing their assets over the long term and how the proposed relationship with CSIM could address those challenges. Furthermore, after adoption of each Proposed Management Agreement, AXA Rosenberg will continue to manage the assets of each Fund as sub-adviser to the Funds. Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any of the potential benefits described above will be realized, the Trustees concluded that each Proposed Management Agreement would be in the best interest of each Fund and the Fund's shareholders.

ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM)

CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

As of September 30, 2003, CSIM managed 49 mutual funds and over $140.8 billion in assets. Information about those funds managed by CSIM with investment objectives and policies similar to those of the funds is set forth below.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                            POSITION
Randall W. Merk                 Director, President and Chief Executive Officer
Charles R. Schwab               Chairman and Director
Stephen B. Ward                 Director, Senior Vice President and Chief Investment Officer

SIMILAR FUNDS MANAGED BY CSIM

CSIM is the investment adviser for the following funds that have investment objectives and policies similar to those of the Funds in that each invests primarily in equity securities using "quantitative" investment methodologies.

                                        NET ASSETS AS OF        CONTRACTUAL RATE OF    EFFECTIVE RATE OF
FUND                                    SEPTEMBER 30, 2003      COMPENSATION %*        COMPENSATION %**
Schwab Core Equity Fund                 $ 224,883,714           0.54% on first               0.38%
                                                                $500,000, 0.49% on
                                                                all other assets
Schwab Dividend Equity Fund             $ 163,859,723           0.85% on all assets           ***
Schwab Hedged Equity Fund               $  34,507,182           1.05% on all assets           ***
Schwab Small-Cap Equity Fund            $  40,060,175           1.75% on all assets           ***

* These fees are paid to CSIM for the services it provides as Investment Advisor and Administrator to each fund.
** Net of fee waivers and expense reimbursements.
*** These Funds have not been in operation for a complete fiscal year. Therefore, information on CSIM's effective rates of compensation is not yet available.

PROPOSAL 3

TO APPROVE AXA ROSENBERG AS AN INVESTMENT SUB-ADVISER FOR EACH FUND BY APPROVING A SUBADVISER AGREEMENT AMONG CSIM, AXA ROSENBERG AND THE TRUST ON BEHALF OF
EACH FUND.

BACKGROUND

At a meeting of the Board of Trustees held on November 3, 2003, the Board, including the Independent Trustees voting separately, unanimously approved the proposed Subadviser Agreement among CSIM, AXA Rosenberg and the Trust on behalf of each Fund (each a "Proposed Subadviser Agreement"). The Board also recommended that each Proposed Subadviser Agreement be submitted to shareholders of each Fund for approval.

SUMMARY OF THE PROPOSED SUBADVISER AGREEMENT

A summary of the Proposed Subadviser Agreements and information about AXA Rosenberg are provided below. A form of the Proposed Subadviser Agreement is attached as Exhibit B to this proxy statement, and the following description of the Proposed Subadviser Agreement is qualified in its entirety by reference to such Exhibit.

DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENT - Under each Proposed Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment program for the particular Fund and will make investment decisions on behalf of such Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees. Under each Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the particular Fund, subject only to CSIM's general supervisory obligations.

STANDARD OF CARE - Each Proposed Subadviser Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AXA Rosenberg, or reckless disregard of its obligations and duties thereunder, AXA Rosenberg shall not be subject to any liability to CSIM, to the Trust, to any Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under each Proposed Subadviser Agreement. This standard of care is substantially similar to the standard of care to which AXA Rosenberg is currently held under the existing management contracts.

PORTFOLIO TRANSACTIONS - Each Proposed Subadviser Agreement authorizes AXA Rosenberg to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Trustees and AXA Rosenberg's overall obligation to seek the most favorable price and execution for the particular Fund. In selecting a broker or dealer, AXA Rosenberg shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial ability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by any Proposed Subadviser Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to the particular Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion. The portfolio transaction provisions of each Proposed Subadviser Agreement are substantially similar to those of the current investment advisory agreements. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION - Each Proposed Subadviser Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the particular Fund or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to such Proposed Subadviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Proposed Subadviser Agreement may be terminated at any time by the vote of a majority of the particular Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to AXA Rosenberg or by AXA Rosenberg on 60 days' written notice to the Trust. Each Proposed Subadviser Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Each Proposed Subadviser Agreement shall not be amended except by a writing executed by each of the parties thereto. In certain circumstances, AXA Rosenberg shall be entitled to payment by CSIM (not the Fund) in the event of AXA Rosenberg's termination with respect to a particular Fund.

COMPENSATION - Under the Proposed Subadviser Agreement, CSIM (not the Funds) will pay AXA Rosenberg for its services in respect of each Fund out of the fee it receives from such Fund. The total compensation payable to AXA Rosenberg by CSIM will be based on the Fund's average daily net assets and will be equal to
(1) a base sub-advisory fee, plus or minus (2) a performance adjustment (if any), plus (in the case of all Funds except the AXA Rosenberg U..S. Small Capitalization Fund) (3) an adjustment (if any) for assets under management, all as summarized below. Such compensation is described in detail on Schedule A to the Proposed Subadviser Agreement, which is attached as Exhibit [B] to this Proxy Statement, and the following summary is qualified in its entirety by the Proposed Subadviser Agreement and Schedule A thereto.

BASE SUB-ADVISORY FEE.

FUNDS OTHER THAN THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND. The table below reflects the base annual sub-advisory fee payable to AXA Rosenberg by CSIM with respect to each Fund other than the AXA Rosenberg U.S. Small Capitalization Fund. As shown in the table, the base sub-advisory fees are subject to "break points" so that for each such Fund, AXA Rosenberg receives, quarterly in arrears, a percentage (as shown in the table on an annualized basis) of such Fund's First Tier Assets, a lower percentage (as shown in the table on an annualized basis) of such Fund's Second Tier Assets, if any, and a still lower percentage (as shown in the table on an annualized basis) of such Fund's Third Tier Assets, if any. For purposes of the preceding sentence, "First Tier Assets" are comprised of a Fund's average daily net assets over the relevant quarter up to such Fund's total assets as of the date on which AXA Rosenberg becomes Subadviser to the Fund; "Second Tier Assets" are comprised of a Fund's portion of the aggregate average daily net assets of all Funds (except the AXA Rosenberg U.S. Small Capitalization Fund) over such quarter between (a) 2.5 billion, and
(b) the aggregate First Tier Assets of all Funds (except the AXA Rosenberg U.S. Small Capitalization Fund); and "Third Tier Assets" are comprised of a Fund's portion of the aggregate average daily net assets of all Funds (except the AXA Rosenberg U.S. Small Capitalization Fund) in excess of $2.5 billion.

FUND                                                 BASE SUB-ADVISORY FEE*
AXA Rosenberg U.S. Small Capitalization Fund        0.72% of First Tier Assets
                                                    0.405% of Second Tier Assets
                                                    0.405% of Third Tier Assets

AXA Rosenberg U.S. Discovery Fund                   0.405% of First Tier Assets
                                                    0.36% of Second Tier Assets
                                                    0.27% of Third Tier Assets

AXA Rosenberg U.S. Large Capitalization Fund        0.338% of First Tier Assets
                                                    0.30% of Second Tier Assets
                                                    0.225% of Third Tier Assets


AXA Rosenberg International Equity Fund             0.383% of First Tier Assets
                                                    0.34% of Second Tier Assets
                                                    0.255% of Third Tier Assets

AXA Rosenberg International Small                   0.45% of First Tier Assets
Capitalization Fund                                 0.40% of Second Tier Assets
                                                    0.30% of Third Tier Assets

AXA Rosenberg European Fund                         0.338% of First Tier Assets
                                                    0.30% of Second Tier Assets
                                                    0.225% of Third Tier Assets

AXA Rosenberg U.S. Long/Short Equity Fund           0.5625% of First Tier Assets
                                                    0.50% of Second Tier Assets
                                                    0.375% of Third Tier Assets

AXA Rosenberg U.S. Large/Mid Capitalization         0.45% of First Tier Assets
Long/Short Equity Fund                              0.40% of Second Tier Assets
                                                    0.30% of Third Tier Assets

AXA Rosenberg Value Long/Short Equity Fund          0.675% of First Tier Assets
                                                    0.60% of Second Tier Assets
                                                    0.45% of Third Tier Assets

AXA Rosenberg Global Long/Short Equity Fund         0.675% of First Tier Assets
                                                    0.60% of Second Tier Assets
                                                    0.45% of Third Tier Assets

----------------------
* The rates for any Fund set forth in the table may be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND. The base annual sub-advisory fee payable to AXA Rosenberg by CSIM with respect to the AXA Rosenberg U.S. Small Capitalization Fund shall also be paid quarterly in arrears, may be adjusted if the gross advisory payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and shall also be subject to "break points," currently as follows (on an annualized basis): 0.72% of the Fund's average daily net assets up to its assets as of the date on which AXA Rosenberg becomes Subadviser to the Fund (the "Existing Assets"); and 0.405% of the Fund's average daily net assets in excess of the Existing Assets.

         PERFORMANCE ADJUSTMENT. The fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period minus the investment record of the respective index set forth in Exhibit D over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds (as listed in the table below), (ii) 2.0% for Groups B Funds (as listed in the table below), or 2.5% for Group C Funds (as listed in the table below). To the extent that the percentage described in clause (a) in the preceding sentence falls within a "Null Zone" that will be equal to a particular percentage above or below zero, there will be no Performance Adjustment to the sub-advisory base fee. The Null Zone will be plus or minus 1.0%, plus or minus 2.0%, and plus or minus 2.5% for funds falling within Groups A, B, and C, respectively. Group A, B, and C Funds are as follows:

              GROUP A                              GROUP B                             GROUP C
------------------------------------- ----------------------------------- -----------------------------------
U.S. Large Capitalization Fund        U.S. Small Capitalization Fund      U.S. Long/Short Equity Fund
International Equity Fund             U.S. Discovery Fund                 U.S. Large/Mid Capitalization
European Fund                         International Small                 Long/Short Equity Fund
                                      Capitalization Fund                 Value Long/Short Equity Fund
                                                                          Global Long/Short Equity Fund


The Performance Adjustment (whether positive or negative) for a Fund will never exceed 5% of the advisory fee payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for funds falling within Groups A, B, and C, respectively (the "Maximum Adjustment Performance Point"). The Performance Adjustment will be zero when performance is in the Null Zone and, starting at the edge of the Null Zone, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

     ASSETS UNDER MANAGEMENT ADJUSTMENT (APPLICABLE TO ALL FUNDS EXCEPT THE U.S. SMALL CAPITALIZATION FUND). The base sub-advisory fee will also be adjusted in the event that the Funds collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000. In this case, the base sub-advisory fee for the following year will be increased for a period of one year by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

In the event that the Funds collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000, then the base sub-advisory fee for the following year will be increased for a period of one year by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not achieved 50% of the End of Period Assets Under Management target (which shall not be lower than the 2007 target) recommended by CSIM and AXA Rosenberg, and
(ii) the S&P 500 Index(R) is above 1,000, then the Sub-Advisory Base Fee will be adjusted upward by an amount equal to 5% of the gross base investment sub-advisory fee payable to CSIM with respect to each Fund.

In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

The Trustees, including the Independent Trustees, approved the Proposed Subadviser Agreement for each Fund at a meeting held on November 3, 2003. The Trustees also held meetings on September 10 and October 15, 2003 to consider the agreement and ask questions of representatives of CSIM and AXA Rosenberg. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss each Proposed Subadviser Agreement and other information provided by CSIM and AXA Rosenberg pursuant to their requests. The Trustees received written and oral information from AXA Rosenberg regarding AXA Rosenberg's key personnel. The Trustees reviewed AXA Rosenberg's qualifications to act as sub-adviser and its track record as investment adviser to the portfolios. In recommending that shareholders approve each Proposed Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have sub-advisory relationships; (2) the performance of the Funds since commencement of operations; (3) the nature and quality of services expected to be rendered to each Fund by AXA Rosenberg; (4) the distinct investment objectives and policies of the Funds; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the performance fee adjustments are reasonably structured, and in particular whether they (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against appropriate indices of securities, (c) will give rise to significant costs in connection with the implementation or adjustment of such indices, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Funds.

Based on this evaluation, the Trustees considered whether each Proposed Subadviser Agreement would be in the best interests of each Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was that either AXA Rosenberg or its predecessor has been the investment adviser to the Funds since their inception, and that it will continue to manage the assets of each Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that each Proposed Subadviser Agreement would be in the best interest of each Fund and the Fund's shareholders.

ABOUT AXA ROSENBERG INVESTMENT MANAGEMENT, LLC

AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

AXA IM Rose Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company, AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG being owned by AXA SA (More than 90% directly).

Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California
94563.

The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address for AXA Rosenberg.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

NAME                                POSITION
Stephane Prunet                     Global Chief Executive Officer
Edward H. Lyman                     President
Kenneth Reid                        Global Chief Investment Officer
William E. Ricks                    Chief Executive Officer and Chief Investment Officer of
                                    North America
Barr Rosenberg                      Chairman

EMPLOYEES OF AXA ROSENBERG WHO ARE OFFICERS OF THE FUNDS

Listed below are the names of each current officer of the Funds who is also an officer or employee of AXA Rosenberg.

NAME                                POSITION WITH THE FUNDS             POSITION WITH AXA ROSENBERG
Edward H. Lyman                     President                           President
Kenneth Reid                        Trustee                             Global Chief Investment Officer
Thomas Mead                         Vice President                      Director, Research
Heidi Khashabi Ridley               Vice President                      Managing Director, AXA Rosenberg
                                                                        Mutual Funds
Sara Donaldson                      Vice President/Compliance           US Compliance Director
                                    Officer/Clerk
Richard L. Saalfeld                 Vice President                      Director, Business Development

William Wiebe                       Vice President and Chief Legal      Chief Legal Counsel
                                    Officer

SIMILAR FUNDS MANAGED BY AXA ROSENBERG

Except for the sole series of the Barr Rosenberg Variable Insurance Trust -- the AXA Rosenberg VIT Value Long/Short Equity Fund -- which is managed by AXA Rosenberg as a variable-insurance-product clone of the AXA Rosenberg Value Long/Short Equity Fund, AXA Rosenberg does not act as investment adviser for any mutual funds that have investment objectives similar to the Funds.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. The Trust may hold special meetings as required or deemed desirable by its Board of Trustees or for other purposes.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 3435 Stelzer Road., Columbus, OH 43219. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

ADDITIONAL INFORMATION

INFORMATION ABOUT TRUST OFFICERS

The table below provides basic information about the Trust's current officers. The mailing address of each officer is c/o Barr Rosenberg Series Trust, 3435 Stelzer Rd., Columbus, OH 43219. There is no stated term of office for the officers of the Trust. If shareholders approve the proposals, it is anticipated that the Board of Trustees will replace certain officers with individuals who are employees of CSIM.

                             POSITION WITH THE
                             TRUST AND THE
                             LENGTH OF TIME
NAME AND AGE                 SERVED               BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
Edward H. Lyman, 60          President            President, AXA Rosenberg Group LLC, May 2002 to present;
                             7 Months;            Chief Operating Officer, AXA Rosenberg Group LLC, January
                             Vice President       1999 to April 2002; Chief Executive Officer, AXA
                             7 Years              Rosenberg Global Services LLC, January 1999 to April
                                                  2002; Executive Vice President, Barr
                                                  Rosenberg Investment Management, Inc. and General Counsel
                                                  to the Rosenberg Group of companies, 1990 to 1998.

Sara Donaldson, 44           Vice President       U.S. Compliance Director, AXA Rosenberg Global Services
                             /Compliance          LLC, January 2003 to present; Global Services

                             Officer              Coordinator and Paralegal, AXA Rosenberg Global Services
                             1 Year;              LLC, January 1999 to January 2003; Paralegal, Barr
                             Clerk                Rosenberg Investment Management, September 1997 to
                             5 Years              December 1998.

Elizabeth Lawrence           Vice President       Senior Vice President, BISYS Fund Services, 2001 to
[AGE]                        1 Year               present; Vice President and Senior Manager, Client
                                                  Services and Operations, PFPC, Inc., 1999 to 2001;
                                                  Director of Client Services, PFPC, Inc., 1997 to 1999.

Thomas Mead, 55              Vice President       Global Research Director, Barr Rosenberg Research Center
                             7 Months             LLC, May 2002 to present; Deputy Director, Barr
                                                  Rosenberg Research Center LLC, January 1999 to April
                                                  2002; Director, Strategy Implementation, Rosenberg
                                                  Institutional Equity Management, January 1994 to
                                                  December 1998.

Heidi Khashabi Ridley, 34    Vice President       Managing Director, AXA Rosenberg Mutual Funds, a
                             7 Months             division of AXA Rosenberg Investment Management LLC,
                                                  January 2003 to present; Senior Vice President, Wells
                                                  Fargo Funds Management Group LLC, April 2001 to January
                                                  2003; Managing Director & Principal, Montgomery Asset
                                                  Management LLC, May 1992 to April 2001.

Richard L. Saalfeld, 60      Vice President       Director, Business Development, AXA Rosenberg Investment
                             4 Months;            Management, LLC, January 2003 to present; President and
                             President            Chief Executive Officer, AXA Rosenberg Mutual Funds, a
                             4 Years              division of AXA Rosenberg Investment Management LLC,
                                                  January 1999 to January 2003; President and Chief
                                                  Executive Officer of mutual fund unit of Rosenberg
                                                  Institutional Equity Management, June 1996 to December 1998.

Troy Sheets                  Chief Financial      Vice President of Financial Services, BISYS Fund
[AGE]                        Officer              Services, 2002 to present; Senior Manager, KPMG LLP, 1993
                             10 Months            to 2002.

William R. Weibe             Chief Legal Officer  Chief Legal Counsel, AXA Rosenberg Global Services LLC,
[AGE]                        5 Months             September 1998 to present.

Ryan Louvar                  Clerk                Counsel of Legal Services, BISYS Fund Services, 2000 to
[AGE]                        10 Months            present; Attorney, Hill, Farrer & Burrill LLP, 1999 to
                                                  2000; Attorney, Knapp Petersen & Clarke, PC, 1997 to 1999.

Alaina V. Metz               Assistant Clerk      Chief Administrative Officer, BISYS Fund Services, 1995
[AGE]                        6 Years              to present.

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The Funds' independent accountant is PricewaterhouseCoopers LLP ("PwC").

PwC conducts an annual audit of the Funds' financial statements, assists in the preparation of the Funds' federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation. During the Audit Committee's most recent consideration of whether to recommend PwC as independent accountants for the Funds, the Audit Committee considered whether the provision of any non-audit services to the Funds by PWC was compatible with maintaining PwC's independence.

Representatives of PwC are not expected to be present at the meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES - The aggregate fees billed for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders were $231,375.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - The were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, AXA Rosenberg or any entity that controls, is controlled by or is under common control with AXA Rosenberg that provides services to the Funds.

ALL OTHER FEES - There were $733,374 in fees billed by PwC for the most recent fiscal year for other services provided to the Funds, AXA Rosenberg and any entity that controls, is controlled by or is under common control with AXA Rosenberg that provides services to the Funds.

ABOUT THE TRUST

5% OWNERSHIP INFORMATION

To the knowledge of the Trust as of [November 4, 2003], the following persons owned beneficially or of record more than 5% of the noted class of shares of the noted Fund. [TO BE UPDATED]

The Funds have no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of any class of a Fund.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

This table shows the number of shares of a Fund beneficially owned by each Trustee and certain executive officers of the Trust as of [October 15,2003]. The Trust has no knowledge as to whether any Trustee has the right to acquire beneficial ownership of shares in a Fund. In cases where the amount owned of a Fund is more than 1% of the Fund's assets, the percentage is noted. Unless otherwise noted, each Trustee owns less than 1% of the outstanding shares of the Fund. [TO BE UPDATED]

OTHER SERVICE PROVIDERS

Barr Rosenberg Funds Distributor, Inc. ("BRFD"), a wholly-owned subsidiary of The BISYS Group, Inc., is the principal underwriter for the Funds. Its principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. If the proposals are approved by shareholders, it is expected that Schwab will be engaged as principal underwriter for the Funds in lieu of BRFD.

Pursuant to agreements dated January 1, 2003 that, if not renewed, will expire by their terms on September 30, 2005, BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio, is the Funds' administrator, transfer agent, dividend paying agent and fund accountant.

Custodial Trust Company, located at 101 Carnegie Center, Princeton, New Jersey 08540, and State Street Bank And Trust Company, Mutual Funds Division, located at Boston, Massachusetts 02102, serve as custodians for the Funds.

FUND TRANSACTIONS

During the fiscal year ended March 31, 2003, the Funds did not pay any brokerage commissions to any affiliate of the Funds.

OTHER BUSINESS

As of the date of this proxy statement, the Trustees know of no business to come before the meeting other than as set forth in the Notice of the Special Meeting. However, if any other matters come properly before the meeting, it is their intention that Proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                    EXHIBIT A
                          FORM OF MANAGEMENT AGREEMENT

                           BARR ROSENBERG SERIES TRUST

                               MANAGEMENT CONTRACT

         Management Contract executed as of ________, 2003, between BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust"), on behalf of the Laudus Rosenberg _______________ Fund (the "Fund"), and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

         (a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties in clause (i) above and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

         (b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.

         (c) Notwithstanding Section 1(a) above and subject to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with an investment sub-adviser (the "Subadviser") for the Fund to perform, subject to the supervision of the Manager, some or all of the services for which it is responsible pursuant to paragraphs (a) and (b) of this Section 1 (including, but not limited to, the selection of brokers). The Manager will compensate the Subadviser for its services to the Fund.

         (d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

         The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of [__]% of the Fund's net asset value as of the last business day of the month. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

         This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); and this Contract shall not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

         This Contract shall continue in effect until ________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Contract may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Trust. Unless terminated automatically as set forth in Section 4, this Agreement may only be terminated in accordance with the provisions of this Section 5.

         If the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

6.       CERTAIN DEFINITIONS

         For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the

Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.       NONLIABILITY OF MANAGER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.       LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, BARR ROSENBERG SERIES TRUST and SCHWAB INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                           BARR ROSENBERG SERIES TRUST


                           By
                             ---------------------------------
                            Title:


                           CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                           By
                             ---------------------------------
                            Title:

                                    EXHIBIT B
                          FORM OF SUBADVISER AGREEMENT


                     LAUDUS ROSENBERG _______________ FUND

                              SUBADVISER AGREEMENT

     Subadviser Agreement executed as of _________, 2003 among CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), AXA ROSENBERG INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser") and BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust").

                                   WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

     (a) Subject always to the control of the trustees of the Trust (the "Trustees") and the supervision of the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Laudus Rosenberg _____________ Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, including exercising discretion to select brokers and dealers to execute such transactions. For avoidance of doubt, the Manager and the Trust hereby agree that the Manager shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund, subject only to the Manager's general supervisory obligations. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's then-current Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its then-current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission) and (ii) will comply with such investment guidelines as may be agreed upon from time to time between the Trustees and the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

     (b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and reasonable assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

     (c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.

     (d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

     (e) The Subadviser will keep and maintain all books and records with respect to the Fund's assets and transactions required by paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Subadviser will use commercially reasonable efforts to furnish to the Manager any such information relating to Subadviser's services under this Agreement needed by Manager and the Fund to keep and maintain the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. Subadviser will use commercially reasonable efforts to furnish to Manager any other information relating to the Fund's assets that must be filed by the Fund with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund, and Subadviser will surrender promptly to Fund any of such records upon the Fund's request and at the Fund's expense; provided, however, Subadviser may retain copies of such records. In addition, Subadviser will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor subadviser upon its termination as subadviser (or, if there is no successor subadviser, to the Manager.)

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

     The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.   AMENDMENTS OF THIS AGREEMENT

     This Agreement shall not be amended except by a writing executed by each of the parties hereto.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall continue in effect until ________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Agreement may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Subadviser or by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may only be terminated in accordance with the provisions of this paragraph 5.

6.   CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   USE OF NAMES.

The Subadviser owns the right to use the names "Rosenberg" and "AXA Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust, the Manager and the Fund only with the consent of the Subadviser. The Subadviser consents to the use by the Trust and the Manager of the names "Rosenberg" in the name of the Fund and "AXA Rosenberg" in any materials prepared in connection with the Fund, but only for so long as (i) this agreement shall remain in full force (except that the Manager and the Fund shall be permitted to use such names in reference to the Fund's former name and the Subadviser's former role as subadvisor for a reasonable transition period of not less than six months nor more than twelve months after the termination of this Agreement and for periods thereafter as may be required for disclosure in a regulatory filing, subject in each case to the Subadviser's prior approval, which shall not be unreasonably withheld), and (ii) each of the Trust and Manager shall fully perform, fulfill and comply with all provisions of this agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust or the Manager at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing limited authorization by the Subadviser to the Trust and Manager to use the names "Rosenberg" and/or "AXA Rosenberg" is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, said names; the Trust and Manager acknowledge and agree that as among the Subadviser, the Trust and the Manager, the Subadviser has the exclusive right to use, or to authorize others to use, said names; and the Trust and Manager agree, on behalf of the Fund, to take such action as may reasonably be requested by the Subadviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust and Manager agree that, upon any termination of this agreement or upon the violation of any of its provisions by the Trust or Manager, each of the Trust and Manager will use its best efforts to change the name of the Trust and Fund so as to eliminate all reference, if any, to the names "Rosenberg" and "AXA Rosenberg" and will not thereafter transact any business in a name containing the name "Rosenberg" or "AXA Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Rosenberg" or "AXA Rosenberg" or any other reference to the Subadviser, except as provided in this section. Such covenants on the part of the Trust and Manager shall be binding upon them, their trustees, directors, officers, stockholders, creditors and all other persons claiming under or through it and shall survive the termination of this Agreement.

8.   NONLIABILITY OF SUBADVISER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.   EXERCISE OF VOTING RIGHTS.

     Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.  NOTICES.

     All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

11.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC and BARR ROSENBERG SERIES TRUST have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              By:
                                 ----------------------------
                                 Title:


                              AXA ROSENBERG INVESTMENT MANAGEMENT LLC


                              By:
                                 ----------------------------
                                 Title:


                              BARR ROSENBERG SERIES TRUST


                              By:
                                 ----------------------------
                                 Title:

                                SCHEDULE A - FEES

     (ALL FUNDS OTHER THAN THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND)

     [The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to
(1) the Sub-Advisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

1. The Sub-Advisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Sub-Advisory Base Rate (as defined below) for such quarter by the applicable tranche (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Sub-Advisory Base Rate for a particular quarter shall equal the respective Annual Sub-Advisory Base Rate for such quarter divided by four. The Annual Sub-Advisory Base Rates for any particular calendar quarter shall equal (i) with respect to the Initial Tranche (as defined in paragraph 2) of average daily net assets of the Fund, [45% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund]; (ii) with respect to the Second Tranche (as defined in paragraph
2) of average daily net assets of the Fund, [40% of the Investment Advisory Contractual Rate]; and (iii) with respect to the Third Tranche (as defined in paragraph 2) of average daily net assets of the Fund, [30% of the Investment Advisory Contractual Rate]. The Sub-Advisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated on other than the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

2. The Initial Tranche of average daily net assets shall consist of all assets up to [Fund assets as of closing date(1)], and notwithstanding any other provision of this Schedule A, if, for any given quarter, the Fund's assets do not exceed [Fund assets as of closing date], all of its average daily net assets shall be in the Initial Tranche. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Second Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of all Funds sub-advised by the Subadviser as of the closing date other than the AXA Rosenberg U.S. Small Capitalization Fund (the "Existing Funds") that exceed [aggregate assets of Existing Funds as of closing date] but do not exceed $2.5 billion (such proration to be proportional to the relative excesses, if any for any particular Fund, of the Existing Funds' average daily net assets for such quarter over their respective assets as of the closing date (as set forth on Schedule B to this Agreement)); provided, however, that if the assets as of the closing date of any Existing Fund (as set forth on Schedule B) exceed such Fund's average daily net assets over the relevant quarter, the amount of such excess (the "Second Tranche Excess") shall be allocated PRO RATA

--------
(1) References in this Schedule A to the assets of any one or more Funds as of the closing date shall not include any assets over which the Sub-Adviser or its affiliates have investment discretion (other than by virtue of Sub-Adviser's position as investment adviser or sub-investment advisor to the relevant Fund) that are redeemed out of the applicable Fund(s) within 90 days of the closing date.

first among all other Existing Funds, including the Fund if applicable, that have assets in excess of their respective assets as of the closing date (as set forth on Schedule B)[, and, if such excess assets of the Existing Funds are insufficient to permit full allocation of the Second Tranche Excess, the remaining Second Tranche Excess shall be allocated PRO RATA among all Funds, if any, sub-advised by the Subadviser that are not Existing Funds]; and provided further that neither the Fund nor any other Existing Fund shall receive any allocation of the Second Tranche Excess if its average daily net assets over the quarter do not exceed [Fund assets as of closing date] (for the Fund) or such Existing Fund's respective assets as of the closing date (as set forth on Schedule B). Any portion of Second Tranche Excess allocated to the Fund for a particular quarter shall be considered part of the Initial Tranche, as described above, for purposes of calculating the Sub-Advisory Base Fee for such quarter. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Third Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of the Existing Funds in excess of $2.5 billion (such proration to be proportional to the average daily net assets for such quarter of those Existing Funds whose average daily net assets exceed their respective assets as of the closing date (as set forth on Schedule B)).

Example of Second Tranche Excess Allocation:
-------------------------------------------

Assume three Funds with assets under management as of the closing date as follows:

     Fund A              Fund B                Fund C              Total
     ------              ------                ------              -----
  $200 million        $300 million          $500 million        $1 billion


Assume further average daily net assets over a quarter as follows:

      Fund A              Fund B                Fund C              Total
      ------              ------                ------              -----
   $300 million        $100 million          $900 million       $1.3 billion

In this example, all of Fund B's average daily net assets over the quarter would be in its Initial Tranche because they fall short of its assets under management as of the closing date. The difference between Fund B's assets as of the closing and its average daily net assets over the quarter ($200 million) constitutes Second Tranche Excess, which would be allocated between Fund A and Fund C (each of which has average daily net assets over the quarter that exceed its respective assets under management as of the closing date) PRO RATA according to the amount of such excesses. The excesses equal, for Fund A, $300 - $200 million = $100 million, and for Fund C, $900 million - $500 million = $400 million, so the $200 million shortfall from Fund B would be allocated according to a 1:4 ratio between Fund A and Fund C, respectively, or $40 million to Fund A and $160 million to Fund C. Accordingly, $240 million of Fund A and $660 million of Fund C, together with Fund B's $100 million, or a total of $1 billion, would be Initial

Tranche assets. The remaining $60 million of Fund A and $240 million of Fund C, or a total of $300 million, would be in the Second Tranche of those Funds.

3. The Sub-Advisory Base Fee shall be subject to upward adjustment for each quarter in calendar year 2008 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2007, the aggregate assets under management for all Paragon Funds sub-advised by the Subadviser (excluding assets of the AXA Rosenberg U.S. Small Capitalization Fund ("Small Cap Fund Assets")) do not exceed $2,025,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) [5% of the Investment Advisory Contractual Rate], and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter in calendar year 2009 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2008, the aggregate assets under management for all Paragon Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed $2,777,777,777.50, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) [5% of the Investment Advisory Contractual Rate], and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter of each calendar year beginning with 2010 if, (a) as of 4:00 p.m. Eastern time on the last business day of the previous calendar year, the aggregate assets under management for all Paragon Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed 50% of the aggregate assets under management target for such year for such Funds established from time to time in the manner as may be agreed upon by Manager and Subadviser (provided always that such aggregate target amount shall not be less than $4,050,000,000), and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) [5% of the Investment Advisory Contractual Rate], and (b) the average daily net assets of the Fund over such quarter.

4. The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of (a) the Adjustment Rate (as defined below), (b) [the Investment Advisory Contractual Rate divided by four], and (c) the average daily net assets of the Fund over such quarter. The Adjustment Rate shall equal the product of (x) the Adjustment Factor (as defined below), and (y) (i) the Performance Difference for such quarter, (ii) (A) minus [100 bps for Group A Funds, 200 bps for Group B Funds, 250 bps for Group C Funds-- i.e., the top of the null zone], if such Performance Difference is positive, or (B) plus [100 bps for Group A Funds, 200 bps for Group B Funds, 250 bps for Group C Funds], if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than [1%, 2%, 2.5% ] nor less than negative [1%, 2%, 2.5%]; and provided further that the Adjustment Rate shall be neither greater than positive 5% nor less than negative 5%. For purposes of the foregoing, the Adjustment Factor shall be equal to [5 for Group A Funds, 2.5 for Group B Funds, 2 for Group C Funds]; the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter, and the Record (as defined below) of [the relevant benchmark] for the same rolling period; the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return of [the relevant index], expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, [or such shorter period as has elapsed since [closing date],] with the most recent quarter substituted for the earliest such quarter as time passes[, but in no event shall the "rolling period" be less than four calendar quarters].]

                                    EXHIBIT C

FUND                                            BENCHMARK
AXA Rosenberg European Fund                     MSCI Europe Index

AXA Rosenberg Global Long/Short Equity Fund     90 Day T-Bill

AXA Rosenberg International Equity Fund         MSCI EAFE Index

AXA Rosenberg International Small               Nomura Global Small Cap Index
Capitalization Fund

AXA Rosenberg U.S. Large/Mid Capitalization     90 Day T-Bill
Long/Short Equity Fund
AXA Rosenberg U.S. Discovery Fund               Russell 2500 Index

AXA Rosenberg U.S. Large Capitalization Fund    Russell 1000 Index

AXA Rosenberg U.S. Long/Short Equity Fund       90 Day T-Bill

AXA Rosenberg U.S. Small Capitalization Fund    Russell 2000 Index

AXA Rosenberg Value Long/Short Equity Fund      90 Day T-Bill

               TOTAL ASSETS UNDER MANAGEMENT TARGETS (IN MILLIONS)

                                     2003         2004         2005          2006          2007          2008
----------------------------------------------------------------------------------------------------------------
      End of Period AUM            $ 1,199      $ 1,589       $ 2,149       $ 2,884      $ 4,050       $ 5,550

         Average AUM                            $ 1,394       $ 1,869       $ 2,516      $ 3,467       $ 4,800

                           [FUND NAME PRINTS HERE]

[DATE]

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BARR ROSENBERG SERIES TRUST

The undersigned hereby appoint(s) [INSERT NAME OF PROXY] and
[INSERT NAME OF PROXY], and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on [January 28, 2004] (the "Special Meeting"), at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California, at [INSERT TIME OF MEETING] and any adjournments thereof, to vote all of the shares of the [FUND NAME PRINTS HERE] that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If you sign without otherwise indicating a vote on any of the proposals, this Proxy will be voted for each proposal set forth below. If no indication is made with respect to a proposal, this Proxy will be voted as recommended by the Board of Trustees for such proposal. As to any other matter, the shares will be voted by said proxies in accordance with their judgment. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees, and revokes any proxy heretofore given with respect to the votes covered by this Proxy.

TO VOTE BY TELEPHONE:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call [INSERT PHONE NUMBER OF PROXY SOLICITOR].
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY STATEMENT PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  /X/

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS.

                                   KEEP THIS PORTION FOR YOUR RECORDS


1.   Vote to elect all nominees for trustee of the Trust.

     For     Withhold

     / /       / /

Stop here unless you would like to vote separately for each nominee for trustee of the Trust.

     To vote to elect Mariann Byerwalter as an Independent Trustee.

     For     Withhold

     / /       / /

     To vote to elect  William A. Hasler as an Independent Trustee.

     For     Withhold

     / /       / /

     To vote to elect  Jeffrey M. Lyons as an Interested Trustee.

     For     Withhold

     / /       / /

2. Vote to approve a Management Agreement between Charles Schawb Investment Management, Inc. ("CSIM") and the Trust on behalf of the [FUND NAME PRINTS HERE].

     For      Against     Abstain

     / /       / /          / /

3.   Vote to approve a Subadviser Agreement among CSIM, AXA
     Rosenberg Investment Management LLC and the Trust on behalf of the [FUND NAME PRINTS HERE].

     For       Against    Abstain

     / /         / /        / /


Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.


------------------------      --------------------
Signature [PLEASE SIGN WITHIN BOX]      Date

---------------------------------
Print Name


---------------------------------         -------------------------------
Signature [Joint Owners]                  Date


---------------------------------
Print Name

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.